                                                                  EXHIBIT NO. 11


                STATEMENT OF COMPUTATION OF EARNINGS PER SHARE

                                                Six Months Ended              Three Months Ended
                                                 June 30, 1999                  June 30, 1999
                                            --------------------------    --------------------------
                                                            Earnings                      Earnings
                                             Shares         Per Share      Shares         Per Share
                                            --------       -----------    --------       -----------
                                                 (in Thousands)                (in Thousands)
Basic Weighted Average
  Shares Outstanding                          3,341            $ 0.48       3,341            $ 0.24
                                            ========         =========    ========         =========

Diluted
  Average Shares Outstanding                  3,341                         3,341
  Common Stock Equivalents                       32                            32
                                            --------                      --------

                                              3,373            $ 0.47       3,373            $ 0.23
                                            ========         =========    ========         =========

                                                Six Months Ended              Three Months Ended
                                                 June 30, 1999                  June 30, 1999
                                            --------------------------    --------------------------
                                                            Earnings                      Earnings
                                             Shares         Per Share      Shares         Per Share
                                            --------       -----------    --------       -----------
                                                 (in Thousands)                (in Thousands)
Basic Weighted Average
  Shares Outstanding                          3,124            $ 0.45       3,144            $ 0.23
                                            ========         =========    ========         =========

Diluted
  Average Shares Outstanding                  3,124                         3,144
  Common Stock Equivalents                      219                           209
                                            --------                      --------

                                              3,343            $ 0.42       3,353            $ 0.21
                                            ========         =========    ========         =========